SUPPLEMENT EFFECTIVE MAY 16, 2003

TO THE MAY 1, 2003, PROSPECTUS

for

VARIABLE UNIVERSAL LIFE II (VUL II)

The information in this supplement supercedes any conflicting information contained in the May 1, 2003 VUL II prospectus. You should retain this supplement with your VUL II prospectus for future reference.

Effective May 16, 2003:

1.	The following lines in the “Periodic Charges Other than Fund Operating Expenses” table of the Fee Table section on page 8 of the prospectus are revised to read as follows:

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Rider Charges		Minimum/Maximum	Minimum/Maximum
• Additional Insurance	Monthly, on the policy’s monthly charge date.	Rates per $1000 of Insurance Risk: • $0.01 — $30.18	Rates per $1000 of Insurance Risk: • $0.06 — $83.33

• Other Insured • Issued on base policy insured • Issued on another insured	Monthly, on the policy’s monthly charge date.	Rates per $1000 of Insurance Risk: • $0.01 — $30.18 • $0.00 — $34.88	Rates per $1000 of Insurance Risk: • $0.06 — $83.33 • $0.00 — $83.33

2.	The line reflecting charges for a representative insured using the Disability Benefit rider in the “Periodic Charges Other than Fund Operating Expenses” table of the Fee Tables section on page 9 of the prospectus is revised to read as follows:

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Rider Charges		Minimum/Maximum	Minimum/Maximum
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class with a policy face amount of $500,000	Monthly, on the policy’s monthly charge date.	Rates per $1 of Monthly Deduction[3,4] • $0.06 Rates per $100 of Specified Benefit Amount[3] • $0.14	Rates per $1 of Monthly Deduction[3,4] • $0.06 Rates per $100 of Specified Benefit Amount[3] • $0.14

May 16, 2003	Page 1 of 1	Li4200-03-1